Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Corinthian Colleges, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jack D. Massimino, Chief Executive Officer of the Company, certify, pursuant to section 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jack D. Massimino
Jack D. Massimino
Chief Executive Officer, Chairman of the Board
August 26, 2008